UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2023

Envoy Medical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40133	86-1369123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4875 White Bear Parkway White Bear Lake, MN	55110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 900-3277

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	COCH	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole Warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	COCHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of Envoy Medical, Inc. (f/k/a Anzu Special Acquisition Corp I), a Delaware corporation (the “Company”), originally filed by the Company with the Securities and Exchange Commission (“SEC”) on October 5, 2023 (the “Original Filing”), in which the Company reported, among other events, the consummation of the Business Combination (as defined in the Original Report) on September 29, 2023.

This Amendment is being filed solely to replace the Unaudited Pro Forma Condensed Combined Financial Information of the Company as of June 30, 2023 and for the year ended December 31, 2022 and for the six months ended June 30, 2023, included as Exhibit 99.1.This Amendment does not amend any other item of the Original Filing or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing of the Original Filing.

Item 9.01 Financial Statement and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements of Envoy as of and for the years ended December 31, 2022 and 2021, the related notes and report of independent registered public accounting firm thereto are set forth in the Proxy Statement/Prospectus beginning on page F-77 and are incorporated herein by reference. The unaudited financial statements of Envoy as of and for the six months ended June 30, 2023 and the related notes thereto are set forth in the Proxy Statement/Prospectus beginning on page F-59 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The information set forth in Exhibit 99.1 to this Current Report, which includes the unaudited pro forma condensed combined financial information of the Company as of June 30, 2023 and for the year ended December 31, 2022 and the six months ended June 30, 2023 is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1†	Business Combination Agreement, dated as of April 17, 2023, by and among the Company, Merger Sub and Envoy (incorporated by reference to Exhibit 2.1 to Anzu’s Current Report on Form 8-K, filed on April 18, 2023).

2.2	Amendment No. 1 to the Business Combination Agreement, dated May 12, 2023, by and among the Company, Merger Sub and Envoy (incorporated by reference to Exhibit 2.2 to Anzu’s Registration Statement on Form S-4, filed on May 15, 2023).

2.3	Amendment No. 2 to the Business Combination Agreement, dated August 31, 2023, by and among Anzu, Merger Sub and Envoy (incorporated by reference to Exhibit 2.3 to Anzu’s Registration Statement on Form S-4/A, filed on September 1, 2023).

3.1	Second Amended and Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed on October 5, 2023).

3.2	Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K, filed on October 5, 2023).

3.3	Certificate of Designation of Series A Preferred Stock of the Company (incorporated by reference to Exhibit 3.3 to the Company’s Current Report on Form 8-K, filed on October 5, 2023).

4.1	Warrant Agreement, dated March 1, 2021, between Anzu and American Stock Transfer & Trust Company, LLC, as warrant agent (incorporated by reference to Exhibit 10.1 to Anzu’s Current Report on Form 8-K, filed on March 4, 2021).

10.1	Letter Agreement, dated March 1, 2021, among Anzu, the Sponsor and Anzu’s officers and directors (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on March 4, 2021).

10.2	Amendment to Letter Agreement, dated September 29, 2023, by and among Anzu, the Sponsor and Anzu’s officers and directors (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on October 5, 2023).

10.3	Amended and Restated Registration Rights Agreement, dated September 29, 2023, by and among Anzu Special Acquisition Corp I, Anzu SPAC GP I LLC and certain stockholders (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed on October 5, 2023).

10.4	Subscription Agreement, dated as of April 17, 2023 (incorporated by reference to Exhibit 10.1 to Anzu’s Current Report on Form 8-K filed on April 18, 2023).

10.5	Amendment No. 1 to the Subscription Agreement, dated May 12, 2023, by and among Anzu Special Acquisition Corp I and Anzu SPAC GP I LLC (incorporated by reference to Exhibit 10.14 to Anzu’s Registration Statement on Form S-4, filed on May 12, 2023).

10.6	Sponsor Support and Forfeiture Agreement, dated as of April 17, 2023 (incorporated by reference to Exhibit 10.2 to Anzu’s Current Report on Form 8-K filed on April 18, 2023).

10.7	Form of Shareholder Support Agreement, dated as of April 17, 2023 (incorporated by reference to Exhibit 10.3 to Anzu’s Current Report on Form 8-K filed on April 18, 2023).

10.8	Forward Purchase Agreement, dated as of April 17, 2023 (incorporated by reference to Exhibit 10.4 to Anzu’s Current Report on Form 8-K filed on April 18, 2023).

10.9	Convertible Promissory Note, dated April 17, 2023, by and between Envoy Medical Corporation and GAT Funding, LLC (incorporated by reference to Exhibit 10.19 to Anzu’s Registration Statement on Form S-4/A, filed on June 30, 2023).

10.10	Fourth Amended and Restated Promissory Note, dated July 15, 2022, by and between Envoy Medical Corporation and GAT Funding, LLC (incorporated by reference to Exhibit 10.20 to Anzu’s Registration Statement on Form S-4/A, filed on June 30, 2023).

10.11	Third Amended and Restated Credit Agreement, dated July 15, 2022, by and between Envoy Medical Corporation and GAT Funding, LLC (incorporated by reference to Exhibit 10.21 to Anzu’s Registration Statement on Form S-4/A, filed on June 30, 2023).

10.12	Third Amended and Restated Convertible Promissory Note, dated May 31, 2019, by and between Envoy Medical Corporation and Allen Lenzmeier Revocable Trust (incorporated by reference to Exhibit 10.22 to Anzu’s Registration Statement on Form S-4/A, filed on June 30, 2023).

10.13	Third Amended and Restated Convertible Promissory Note, dated May 31, 2019, by and between Envoy Medical Corporation and CBR Holdings, LLC (incorporated by reference to Exhibit 10.23 to Anzu’s Registration Statement on Form S-4/A, filed on June 30, 2023).

10.14	Convertible Note Amendment Agreement, dated April 17, 2023, by and between Envoy Medical Corporation and GAT Funding, LLC (incorporated by reference to Exhibit 10.24 to Anzu’s Registration Statement on Form S-4/A, filed on June 30, 2023).

10.15	Convertible Note Amendment Agreement, dated April 17, 2023, by and between Envoy Medical Corporation and Allen Lenzmeier Revocable Trust (incorporated by reference to Exhibit 10.25 to Anzu’s Registration Statement on Form S-4/A, filed on June 30, 2023).

10.16	Convertible Note Amendment Agreement, dated April 17, 2023, by and between Envoy Medical Corporation and CBR Holdings, LLC (incorporated by reference to Exhibit 10.26 to Anzu’s Registration Statement on Form S-4/A, filed on June 30, 2023).

10.17	Amendment No. 1 to Forward Purchase Agreement, dated as of May 25, 2023 (incorporated by reference to Exhibit 10.27 to Anzu’s Registration Statement on Form S-4/A, filed on June 30, 2023).

10.18	Amendment No. 2 to the Subscription Agreement, dated August 23, 2023, by and among Anzu Special Acquisition Corp I and Anzu SPAC GP I LLC (incorporated by reference to Exhibit 10.28 to Anzu’s Registration Statement on Form S-4/A, filed on September 12, 2023).

10.19	Amendment No. 1 to Convertible Promissory Note, dated August 23, 2023, by and between Envoy Medical Corporation and GAT Funding, LLC (incorporated by reference to Exhibit 10.29 to Anzu’s Registration Statement on Form S-4/A, filed on September 1, 2023).

10.20	Amendment No. 1 to Sponsor Support and Forfeiture Agreement, dated August 31, 2023 (incorporated by reference to Exhibit 10.30 to Anzu’s Registration Statement on Form S-4/A, filed on September 1, 2023).

10.21	Form of Envoy Medical, Inc. Indemnification Agreement (incorporated by reference to Exhibit 10.21 to the Company’s Current Report on Form 8-K, filed on October 5, 2023).

10.22#	Envoy Medical, Inc. Equity Incentive Plan (incorporated by reference to Exhibit 10.22 to the Company’s Current Report on Form 8-K, filed on October 5, 2023).

10.23#	Envoy Medical, Inc. Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.23 to the Company’s Current Report on Form 8-K, filed on October 5, 2023).

10.24	Amendment No. 2 to Forward Purchase Agreement, dated as of September 28, 2023 (incorporated by reference to Exhibit 10.24 to the Company’s Current Report on Form 8-K, filed on October 5, 2023).

21.1	List of subsidiaries (incorporated by reference to Exhibit 21.1 to the Company’s Current Report on Form 8-K, filed on October 5, 2023).

99.1*	Unaudited pro forma condensed combined financial information of the Company as of June 30, 2023 and for the year ended December 31, 2022 and for the six months ended June 30, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Certain schedules and exhibits to this Exhibit have been omitted pursuant to Item 601(a)(5) or Item 601(b)(10)(iv), as applicable, of Regulation S-K. The Registrant agrees to furnish supplemental copies of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

*	Filed or furnished herewith.

#	Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 6, 2023

Envoy Medical, Inc.

By:	/s/ Brent Lucas
Brent Lucas Chief Executive Officer